AMERICAN BUSING CORPORATION
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Exhibit 32.1
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CERTIFICATION OF CHIEF EXECUTIVE OFFICER
AND CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


I, Edmond Forister, Chief Executive Officer and Chief Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report on Form 10-KSB of American Busing Corporation, Inc for the annual period ended August 31, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Annual Report on Form 10-KSB fairly presents in all material respects the financial condition and results of operations of American Busing Corporation.


By:
/s/ Edmond Forister
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Edmond Forister,  Chief Financial Officer,
Chief Executive Officer,
President & Director
Date: November 14, 2003































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10-KSB Annual Report 2003                                             Page 25